UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 7, 2003

INTELLIGENT SYSTEMS CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

99.1 Press release issued by Intelligent Systems Corporation on May 7, 2003

ITEM 9. REGULATION FD DISCLOSURE

     On May 7, 2003, Intelligent Systems Corporation issued a press release announcing its financial results for the first quarter of 2003. A copy of the press release is attached as Exhibit 99.1

     The information contained in this “Item 9. Regulation FD Disclosure” is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

     The information in this Form 8-K and the attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003	INTELLIGENT SYSTEMS CORPORATION (Registrant)

/s/ Bonnie L. Herron

	By:	Bonnie L. Herron Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by Intelligent Systems Corporation on May 7, 2003.

2